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                                                                    Exhibit 21.1

                                 SUBSIDIARIES OF
              SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORPORATION

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                                                                                  Jurisdiction of
Name of Subsidiary/(1)/                                                     Incorporation or Organization
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
Semiconductor Manufacturing International (Shanghai) Corporation                        China
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Semiconductor Manufacturing International (Beijing) Corporation                         China
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Semiconductor Manufacturing International (Tianjin) Corporation                         China
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SMIC Japan                                                                              Japan
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SMIC, Americas                                                                United States (California)
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Better Way Enterprises Limited                                                          Samoa
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Garrison Consultants Limited                                                            Samoa
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SMIC Consulting Corporation                                                             China
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SMIC Europe                                                                             Italy
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/(1)/ The subsidiaries listed above do not do business under other names.